Exhibit 10.71

ASSIGNMENT OF OIL AND GAS LEASEHOLD

THE STATE OF TEXAS

COUNTY OF BURLESON

KNOW ALL MEN BY THESE PRESENTS:

THAT TODD REED, INC., with address of P.O. Box 2498, Round Rock, Texas 78680, for and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is acknowledged, does hereby ASSIGN, TRANSFER AND CONVEY unto H. HAL MCKINNEY, with address 627 North Main, Rockdale, Texas 76567, as ASSIGNEE, all of its right, title and interest in the Coffield B-11 well and the associated equipment, RRC #12133, being 44.8 acre Oil and Gas Leasehold out of the James Shaw Survey A-227, Burleson County, Texas, being the same tract found in Vol. 65 pg. 890 of the Oil and Gas Lease records of Burleson County, Texas.

However, H. HAL MCKINNEY, agrees to assume full responsibility, liability, cost, and risk of plugging and abandonment of said well and threshold.

This instrument shall be binding upon and inure to the benefit of TODD REED, INC., and H. HAL MCKINNEY and their respective successors and assignors.

EXECUTED this 4th day of April, 2002.

/s/ Illegible
TODD REED, INC.

THE STATE OF TEXAS

COUNTY OF WILLIAMSON

This instrument was acknowledged before me on this 4th day of April, 2002, by Todd Reed.

/s/ Susan J. Pechmann
Notary Public, state of Texas

EXTENSION AND RATIFICATION OF OIL AND GAS LEASE

State of Texas

County of Milam

Whereas, on June 15, 1997, an oil, gas, and mineral lease was entered into by and between William L. Moll as Lessor, and H. Hal McKinney as Lessee. Said lease is recorded in Volume 790, Page 122, Oil and Gas Records Milam County, Texas.

Now, therefore, in consideration of Ten and No/100 Dollars and other valuable considerations here by acknowledged, the parties hereby Ratify the oil and gas lease and extend the primary term of said lease. The extended period will expire on March 1, 2003.

Signed for effect this 4th day of April 2002

/s/ William L. Moll
William L. Moll

State of Texas
County of Illegible	KNOW ALL MEN BY THESE PRESENT

Before me, the undersigned authority, on this day personally appeared William L. Moll known to me to be the person where name is subscribed to in the foregoing instrument, and acknowledged to me that he/she executed the same as a free act and deed for the purposes and consideration therein expressed.

Given under my hand and seal of office this 4th day of April 2002

/s/ Sharon R. Wilkerson
Notary Public

My commission expires: